UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2015

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27965	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rudolph Road, P.O. Box 1000, Flanders, NJ 07836
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (973) 691-1300
Not applicable
(Former name or former address, if changed since last report.)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers.
Consistent with the Company’s announcement filed under Form 8-K on December 11, 2014, Mr. Aubrey Tobey retired as Director of the Company effective upon the conclusion of the Company’s 2015 Annual Meeting of Stockholders on May 20, 2015.

Item 5.07 Submission of matters to a Vote of Security Holders.
Rudolph Technologies, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on May 20, 2015 at its corporate headquarters located in Flanders, New Jersey. At the Annual Meeting, the Company’s stockholders voted on the following three proposals and cast their votes as follows:
Proposal 1: Election of two Class I directors to serve for three-year terms expiring upon the 2018 Annual Meeting of Stockholders or until their successors are elected. The director nominees were:

Nominee	For	Against	Abstain	Broker Non-Votes
Leo Berlinghieri	24,406,331	1,368,584	5,658	4,014,480
Paul F. McLaughlin	23,927,616	1,847,332	5,626	4,014,479
Each director nominee was elected a director of Rudolph Technologies, Inc.
Proposal 2: Non-binding advisory vote to approve the compensation of the named executive officers as disclosed in the Company’s Discussion and Analysis and in the tabular and accompanying narrative disclosure regarding named executive officer compensation in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
24,630,596	877,793	272,184	4,014,480
This proposal was approved.
Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes
29,748,704	41,326	5,023	—
This proposal was approved.

Item 7.01 FD Disclosure.

On May 20, 2015, Paul F. McLaughlin spoke at the Rudolph Technologies, Inc. Annual Meeting of Stockholders. A copy of the slides used during his presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Presentation slides dated May 20, 2015.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation slides dated May 20, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUDOLPH TECHNOLOGIES, INC.
Date: May 22, 2015	By: /s/ Paul F. McLaughlin
Paul F. McLaughlin Chairman and Chief Executive Officer